UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 28, 2006

AMERICAN HOME MORTGAGE ASSETS LLC
(Exact name of registrant as specified in its charter)

Delaware	333-131641-02	72-1600641
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

538 Broadhollow Road Melville, New York		11747
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code, is (516) 622-8960

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01(c).	Financial Statements, Pro Forma Financial Information and Exhibits.
(a)	Not applicable
(b)	Not applicable
(c)	Exhibits:

Exhibit No.	Description
1.1	Underwriting Agreement, dated July 27, 2006, among American Home Mortgage Corp., American Home Mortgage Assets LLC and Deutsche Bank Securities, Inc.
4.1	Pooling and Servicing Agreement, dated as of July 1, 2006, among American Home Mortgage Assets LLC, as company, Wells Fargo Bank, N.A., as master servicer, and Citibank, N.A., as trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

AMERICAN HOME MORTGAGE ASSETS LLC

By:	/s/ Alan B. Horn
Name:	Alan B. Horn
Title:	Executive Vice President

Dated: August 23, 2006

EXHIBIT INDEX

Item 601 (a) of Regulation S-K Exhibit No.	Sequentially Numbered Description
1.1	Underwriting Agreement, dated July 27, 2006, among American Home Mortgage Corp., American Home Mortgage Assets LLC and Deutsche Bank Securities, Inc.
4.1	Pooling and Servicing Agreement, dated as of July 1, 2006, among American Home Mortgage Assets LLC, as company, Wells Fargo Bank, N.A., as master servicer, and Citibank, N.A., as trustee.